UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2017

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-35015	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CURRENT REPORT ON FORM 8-K

ITEM 5.07           Submission of Matters to a Vote of Security Holders

On May 2, 2017, ACNB Corporation (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 6,064,138 shares of the Company’s common stock were entitled to vote as of March 13, 2017, the record date for the Annual Meeting. There were 4,524,682 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on nine (9) proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 — To Fix the Number of Directors

The shareholders voted to fix the number of the Company’s Directors at sixteen (16). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
4,314,319	144,837	65,526	-0-

Proposal No. 2 — To Fix the Number of Class 1 Directors

The shareholders voted to fix the number of Class 1 Directors at six (6). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
4,335,268	123,907	65,507	-0-

Proposal No. 3 — To Fix the Number of Class 2 Directors

The shareholders voted to fix the number of Class 2 Directors at six (6). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
4,336,405	121,572	66,705	-0-

Proposal No. 4 — To Fix the Number of Class 3 Directors

The shareholders voted to fix the number of Class 3 Directors at four (4). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
4,318,221	138,992	67,469	-0-

Proposal No. 5 — To Elect Class 3 Directors

The shareholders voted to elect four (4) Class 3 Directors to serve for terms of three (3) years and until their successors are elected and qualified. The results of the vote were as follows:

Name	For	Withheld	Broker Non-Votes

Frank Elsner, III	2,726,550	279,069	1,519,063

James P. Helt	2,740,905	264,714	1,519,063

Scott L. Kelley	2,704,979	300,640	1,519,063

Daniel W. Potts	2,742,639	262,980	1,519,063

Proposal No. 6 — To Elect a Class 2 Director

The shareholders voted to elect one (1) Class 2 Director to serve for a term of one (1) year and until his successor is elected and qualified. The results of the vote were as follows:

Name	For	Withheld	Broker Non-Votes
Thomas A. Ritter	2,681,035	324,584	1,519,063

Proposal No. 7 — To Conduct a Non-Binding Vote on Executive Compensation

The shareholders voted to approve, on a non-binding basis, the compensation paid to the Company’s Named Executive Officers. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
2,301,377	580,509	123,733	1,519,063

Proposal No. 8 — To Conduct a Non-Binding Vote on the Frequency of Non-Binding Shareholder Votes on Executive Compensation

The shareholders voted to recommend, in a non-binding vote, a non-binding shareholder vote to approve the compensation of the Company’s Named Executive Officers should occur every one (1) year. The results of the vote were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
2,295,088	161,326	425,861	123,344	1,519,063

Proposal No. 9 — To Ratify the Selection of the Independent Registered Public Accounting Firm

The shareholders voted to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
4,417,641	34,668	72,373	-0-

ITEM 7.01           Regulation FD Disclosure

On May 2, 2017, David W. Cathell, Executive Vice President/Treasurer & Chief Financial Officer of the Registrant, and James P. Helt, President of ACNB Bank, a subsidiary of the Registrant, gave a presentation at the 2017 Annual Meeting of Shareholders. A copy of the presentation slides is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01           Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	2017 Annual Meeting Presentation Slides.
99.2	2017 Annual Meeting Press Release dated May 4, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: May 4, 2017	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President/
Secretary & Chief Governance Officer

EXHIBIT INDEX

EXHIBIT NO.

99.1	2017 Annual Meeting Presentation Slides.
99.2	2017 Annual Meeting Press Release dated May 4, 2017.